SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 13, 2006

OMNICARE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-8269 (Commission File Number)	31-1001351 (IRS Employer Identification No.)

100 East RiverCenter Boulevard Suite 1600 Covington, Kentucky (Address of Principal Executive Offices)		41011 (Zip Code)

(859) 392-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Omnicare, Inc. (the “Company”) has received administrative subpoenas from the United States Attorney’s Office, District of Massachusetts, seeking information arising out of the Company’s relationships with certain manufacturers and distributors of pharmaceutical products. The Company believes that its purchases of pharmaceuticals comply with all applicable laws and regulations. In addition, the Company has been made aware that the federal government and certain states are investigating allegations relating to three generic pharmaceuticals provided by the Company in connection with the substitution of capsules for tablets (Ranitidine), tablets for capsules (Fluoxetine) and two 7.5 mg tablets for one 15 mg tablet (Buspirone). The Company is cooperating fully in these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Cheryl D. Hodges
Cheryl D. Hodges Senior Vice President and Secretary

Date: January 13, 2006